EXHIBIT 99.1


                     BANK OF AMERICA, NATIONAL ASSOCIATION,
                                 Master Servicer

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                  Sub-Servicer

                             SUB-SERVICING AGREEMENT

                           Dated as of October 1, 2006

                    Banc of America Commercial Mortgage Inc.
                  Commercial Mortgage Pass-Through Certificates
                                  Series 2006-5

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                                TABLE OF CONTENTS

ARTICLE I        DEFINITIONS...............................................
      Section 1.01   Defined Terms.........................................

ARTICLE II       SERVICER'S ENGAGEMENT OF SUB-SERVICER
                 TO PERFORM SERVICING RESPONSIBILITIES.....................
      Section 2.01   Contract for Servicing; Possession of Mortgage
                     Loan Documents........................................
      Section 2.02   Notice of Breach of Representations and Warranties....

ARTICLE III      SERVICING OF THE MORTGAGE LOANS...........................
      Section 3.01   Sub-Servicer to Service...............................
      Section 3.02   Merger or Consolidation of the Sub-Servicer...........
      Section 3.03   Limitation on Liability of the Sub-Servicer and
                     Others................................................
      Section 3.04   Sub-Servicer Not to Resign............................
      Section 3.05   No Transfer or Assignment of Servicing................
      Section 3.06   Indemnification.......................................

ARTICLE IV       DEFAULT...................................................
      Section 4.01   Events of Default.....................................
      Section 4.02   Waiver of Defaults....................................
      Section 4.03   Other Remedies of Master Servicer.....................

ARTICLE V        TERMINATION...............................................
      Section 5.01   Termination...........................................
      Section 5.02   Termination With Cause................................
      Section 5.03   Reserved..............................................
      Section 5.04   Termination of Duties with Respect to Specially
                     Serviced Mortgage Loans...............................

ARTICLE VI       MISCELLANEOUS.............................................
      Section 6.01   Successor to the Sub-Servicer.........................
      Section 6.02   Financial Statements..................................
      Section 6.03   Closing...............................................
      Section 6.04   Closing Documents.....................................
      Section 6.05   Notices...............................................
      Section 6.06   Severability Clause...................................
      Section 6.07   Counterparts..........................................
      Section 6.08   Governing Law.........................................
      Section 6.09   Protection of Confidential Information................
      Section 6.10   Intention of the Parties..............................
      Section 6.11   Third Party Beneficiary...............................
      Section 6.12   Successors and Assigns; Assignment of Agreement.......
      Section 6.13   Waivers...............................................
      Section 6.14   Exhibits..............................................
      Section 6.15   General Interpretive Principles.......................
      Section 6.16   Complete Agreement....................................
      Section 6.17   Further Agreement.....................................
      Section 6.18   Amendments............................................

EXHIBIT A      MORTGAGE LOAN SCHEDULE......................................
EXHIBIT B      SUB-SERVICER'S OFFICER'S CERTIFICATE........................
EXHIBIT 5      SUB-SERVICER'S OFFICER'S CERTIFICATE........................
EXHIBIT C      POOLING AND SERVICING AGREEMENT.............................
EXHIBIT D      RESERVED....................................................
EXHIBIT E      FORM OF QUARTERLY SERVICING CERTIFICATION...................
EXHIBIT F      FORM OF ACCOUNT CERTIFICATION...............................
EXHIBIT G      FORM OF COLLECTION REPORT...................................
EXHIBIT H      FORM OF CERTIFICATE OF INSURANCE............................
EXHIBIT I      FORM OF ADDITIONAL REPORTS..................................
EXHIBIT J      FORM OF MONTHLY SERVICING ACCOUNTS CERTIFICATION............

            This is a Sub-Servicing Agreement (the "Agreement"), dated as of October 1, 2006, by and between BANK OF AMERICA, NATIONAL ASSOCIATION, having an office at 900 West Trade Street, Suite 650, Charlotte, North Carolina 28288-1075, and its successors and assigns (the "Master Servicer"), and WACHOVIA BANK, NATIONAL ASSOCIATION, having an office at NC 1075, 8739 Research Drive, URP-4, Charlotte, North Carolina 28288-1075, and its successors and assigns (the "Sub-Servicer").

                              W I T N E S S E T H:

            WHEREAS, BANC OF AMERICA COMMERCIAL MORTGAGE INC. (the "Depositor"), LASALLE BANK NATIONAL ASSOCIATION (the "Trustee") MIDLAND LOAN SERVICES, INC. (the "Special Servicer") and the Master Servicer have entered into that certain Pooling and Servicing Agreement dated as of October 1, 2006, as amended, modified and restated from time to time (the "Pooling and Servicing Agreement"), whereby the Master Servicer shall service certain mortgage loans on behalf of the Trustee;

            WHEREAS, Section 3.22 of the Pooling and Servicing Agreement permits the Master Servicer to enter into agreements with Sub-Servicers for the sub-servicing of the Mortgage Loans; and

            WHEREAS, the Master Servicer desires to enter into a contract with the Sub-Servicer whereby the Sub-Servicer shall service certain of such mortgage loans listed on Exhibit A (the "Mortgage Loan Schedule") attached hereto (the "Mortgage Loans") on behalf of the Master Servicer.

            NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer and the Sub-Servicer hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms.

            Unless otherwise specified in this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. As used herein, the following terms have the meanings assigned to them in this Section 1.01:

            "Collection Report" shall mean the monthly report prepared by the Sub-Servicer setting forth, with respect to each Mortgage Loan and the most recently ended Collection Period prior to the due date of such report, the information described on Exhibit G attached hereto.

            "Corrected Mortgage Loan" shall have the meaning given to "Corrected Loan" in the Pooling and Servicing Agreement.

            "Incorporated Sections" shall have the meaning set forth in Section 3.01(b) of this Agreement.

            "Mortgage Loans" shall have the meaning specified in the recitals hereto.

            "Mortgage Loan Schedule" shall have the meaning specified in the recitals hereto.

            "References Modification" shall have the meaning set forth in
Section 3.01(b) of this Agreement.

            "Specially Serviced Mortgage Loan" shall have the meaning given to "Specially Serviced Loan" in the Pooling and Servicing Agreement.

            "Sub-Servicer Remittance Amount" shall mean, with respect to any date, an amount equal to, without duplication, (a) the sum of (i) the aggregate of the amounts on deposit in the Sub-Servicer Custodial Account (as defined herein) as of such date, (ii) if and to the extent not included in the amount referred to in subclause (a)(i), the aggregate amount transferred from the REO Account (if established) to the Sub-Servicer as of such date to the extent not previously remitted to the Master Servicer, (iii) the aggregate of all other amounts received with respect to the Mortgage Loans as of such date to the extent not previously remitted to the Master Servicer and (iv) the aggregate amount of Prepayment Interest Shortfalls deposited by the Sub-Servicer in the Sub-Servicer Custodial Account as required by Section 3.19(e) of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(29) of this Agreement, to the extent not previously remitted to the Master Servicer, net of (b) the portion of the amount described in subclause (a) of this definition that represents one or more of the following: (i) Escrow Payments or
(ii) any amounts that the Sub-Servicer is entitled to retain as compensation pursuant to Section 3.11 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(20) of this Agreement.

            "Sub-Servicer Remittance Date" shall mean the second Business Day after each Determination Date.

            "Sub-Servicer Reporting Date" shall mean the third Business Day preceding such Distribution Date.

            "Sub-Servicing Fee" shall mean, with respect to each Mortgage Loan and REO Serviced Loan, the fee payable to the Sub-Servicer pursuant to Section 3.01(c)(20) of this Agreement.

            "Sub-Servicing Fee Rate" shall mean, with respect to each Mortgage Loan, the rate that corresponds to such Mortgage Loan set forth on Exhibit A hereto under the heading "Sub-Servicing Fee."

                                   ARTICLE II

                      SERVICER'S ENGAGEMENT OF SUB-SERVICER
                      TO PERFORM SERVICING RESPONSIBILITIES

            Section 2.01 Contract for Servicing; Possession of Mortgage Loan Documents.

            The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Sub-Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans. On and after the Closing Date, the Sub-Servicer shall hold any portion of the Mortgage File (including without limitation, any original letter of credit) in the possession of the Sub-Servicer in trust by the Sub-Servicer, on behalf of the Master Servicer for the benefit of the Trustee. The Sub-Servicer's possession of any portion of the Mortgage File shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Sub-Servicer shall be in a custodial capacity only. Any portion of the Mortgage File retained by the Sub-Servicer shall be identified to reflect clearly the ownership of the related Mortgage Loan by the Trustee. The Sub-Servicer shall release from its custody any Mortgage File retained by it only in accordance with this Agreement and the Pooling and Servicing Agreement. Within 20 days following the Closing Date, the Sub-Servicer shall provide to the Master Servicer a certification executed by a duly authorized officer of the Sub-Servicer, certifying to the Master Servicer as to the original letters of credit held by the Sub-Servicer and identifying the letters of credit, the amounts of the letters of credit and the Mortgage Loans to which they relate.

            Section 2.02 Notice of Breach of Representations and Warranties.

            Provided that the Sub-Servicer has received a copy of such Mortgage Loan Purchase and Sale Agreement, the Sub-Servicer shall promptly notify the Master Servicer upon becoming aware of any breach of any representations and warranties contained in the Mortgage Loan Purchase and Sale Agreement by and between the Depositor and Barclay's Capital Real Estate Inc., dated as of the Closing Date.

                                  ARTICLE III

                         SERVICING OF THE MORTGAGE LOANS

            Section 3.01 Sub-Servicer to Service.

            (a) The Sub-Servicer, as an independent contractor, shall service and administer the Mortgage Loans in a manner consistent with the Servicing Standard under the Pooling and Servicing Agreement.

            (b) The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations of the Master Servicer (with respect to the Mortgage Loans subject to this Agreement) as set forth in those sections of the Pooling and Servicing Agreement specifically incorporated herein pursuant to
Section 3.01(c) of this Agreement (the "Incorporated Sections"), as modified by
Section 3.01(c) of this Agreement, and the Master Servicer shall have the same rights with respect to the Sub-Servicer that the Trustee, the Depositor, the Underwriters, the Rating Agencies and the Certificateholders (including, without limitation, the right of the Special Servicer to direct the Master Servicer during certain periods) have with respect to the Master Servicer under the Pooling and Servicing Agreement to the extent that the Sub-Servicer is acting on behalf of the Master Servicer hereunder and except as otherwise set forth herein. Without limiting the foregoing, and subject to Section 3.21 of the Pooling and Servicing Agreement as modified herein, the Sub-Servicer shall service and administer all of the Mortgage Loans that are not Specially Serviced Mortgage Loans; provided, however, that the Sub-Servicer shall continue to receive payments (and provide notice to the Master Servicer of such payments) and prepare all reports to the Trustee required from the Master Servicer under the Pooling and Servicing Agreement with respect to any Specially Serviced Mortgage Loans and REO Properties (and the related REO Serviced Loans) to the extent such provisions of the Pooling and Servicing Agreement are incorporated herein pursuant to Section 3.01(c) of this Agreement, and further to render such incidental services with respect to any Specially Serviced Mortgage Loans and REO Properties as are specifically provided for under Section 3.01(c) of this Agreement provided, further, however, that the Sub-Servicer shall not be liable for its failure to comply with such duties insofar as such failure results from a failure by the Special Servicer to provide sufficient information to the Sub-Servicer to comply with such duties or the failure by the Special Servicer to otherwise comply with its obligations under the Pooling and Servicing Agreement. All references herein to the respective duties of the Sub-Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.21 of the Pooling and Servicing Agreement, as modified herein and to the Special Servicer's right to service Specially Serviced Mortgage Loans. Except as otherwise set forth below, for purposes of this Agreement, (i) references to the Trustee, the Depositor, the Underwriters, the Rating Agencies and the Certificateholders in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Master Servicer hereunder, (ii) references to the Master Servicer in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Sub-Servicer hereunder, and (iii) references to the Mortgage Loans (each as defined in the Pooling and Servicing Agreement) in the Incorporated Sections and in the defined terms referenced in the Incorporated Sections shall be deemed to be references to the Mortgage Loans (such modification of the Incorporated Sections pursuant to clauses (i), (ii) and (iii) of this sentence shall be referred to herein as the "References Modification"). In each case where the Master Servicer is given any power to act under the provisions of the Incorporated Sections, such power is hereby delegated to the Sub-Servicer to the extent necessary to perform its obligations under this Agreement.

            (c) The following Sections of the Pooling and Servicing Agreement, unless otherwise provided in this Section 3.01(c) of this Agreement, are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this Agreement, in addition to the References Modification, are hereby further modified as set forth below:

            (1) Section 2.05(a) and (b). Section 2.05(a)(ix) is not incorporated herein. The Sub-Servicer is authorized to transact business in each state in which a Mortgaged Property is located, if and to the extent required by applicable law. The Sub-Servicer is an approved conventional seller/servicer of mortgage loans for Freddie Mac, Fannie Mae or HUD-Approved servicer. Each insurance policy and fidelity bond referenced in Section 3.07(c) of the Pooling and Servicing Agreement names the Master Servicer as an additional insured and loss payee.

            (2) Section 3.01(a), (b) and (c). Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify on a quarterly basis starting for the quarter ending December of 2006, within 30 days of the end of such quarter the information on each Mortgage Loan as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(38) of this Agreement. In addition, without limiting the generality of the foregoing, the Sub-Servicer shall take all necessary action to continue all UCC Financing Statements in favor of the originator of each Mortgage Loan or in favor of any assignee prior to the expiration of such UCC Financing Statements.

            (3) Section 3.02(a) and (b). The Sub-Servicer shall send the notice regarding Balloon Payments required under Section 3.02 with a copy to the Master Servicer.

            (4) Section 3.03(a). The creation of any Servicing Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of the Servicing Account.

            (5) Section 3.03(b). Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify to information on each Mortgage Loan with respect to taxes, insurance premiums, assessments, ground rents and other similar items on a quarterly basis starting for the quarter ending in December of 2006, within 30 days of the end of such quarter as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(38) of this Agreement. The Sub-Servicer shall not be obligated to make any Servicing Advances, except as described in the following sentence. The Sub-Servicer shall give the Master Servicer not less than five Business Days' notice before the date on which the Master Servicer is required to make any Servicing Advance with respect to any Mortgage Loan; provided, however, that, with respect to any Servicing Advance required to be made on an urgent or emergency basis such that the Sub-Servicer is unable to provide the Master Servicer with sufficient notice to enable the Master Servicer to make such Servicing Advance, the Sub-Servicer shall make such Servicing Advance and the Master Servicer shall reimburse the Sub-Servicer for such Servicing Advance within five Business Days of receipt of written request therefor and interest thereon at the Reimbursement Rate without regard to the Master Servicer's determination of recoverability. In addition, the Sub-Servicer shall provide the Master Servicer with such information in its possession as the Master Servicer may reasonably request to enable the Master Servicer to determine whether a requested Servicing Advance would constitute a Nonrecoverable Servicing Advance.

            (6) Section 3.03(d) and (e). The creation of any Reserve Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer upon the creation of and any transfer of the Reserve Account. The Sub-Servicer shall request the written confirmations required by the first two sentences of Section 3.03(e). In the final sentence of Section 3.03(e) the Sub-Servicer shall send the information required to be sent by the Master Servicer to the Special Servicer, with a copy to the Master Servicer.

            (7) Section 3.04(a). The Sub-Servicer shall establish a custodial account (hereinafter the "Sub-Servicer Custodial Account"), meeting all of the requirements of the Certificate Account, and references to the Certificate Account shall be references to such Sub-Servicer Custodial Account. The creation of any Sub-Servicer Custodial Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Custodial Account. For purposes of the last paragraph of Section 3.04(a) of the Pooling and Servicing Agreement, the Master Servicer shall direct the Special Servicer to make payment of amounts referenced therein directly to the Sub-Servicer for deposit in the Sub-Servicer Custodial Account.

            (8) Section 3.04(b). References to the Certificate Account shall be references to the Sub-Servicer Custodial Account, references to the Distribution Account shall be references to the Certificate Account, references to the Master Servicer Remittance Date shall be references to the Sub-Servicer Remittance Date and references to the Master Servicer Remittance Amount shall be references to the Sub-Servicer Remittance Amount. Each remittance required to be made to the Master Servicer on the Sub-Servicer Remittance Date shall be made by wire transfer and shall be made by 2:00 p.m. Charlotte, North Carolina time on such date. Each month, by 2:00 p.m. Charlotte, North Carolina time on the first Business Day after receipt of any Sub-Servicer Remittance Amount between the Sub-Servicer Remittance Date and the Distribution Date, the Sub-Servicer shall forward to the Master Servicer by wire transfer the Sub-Servicer Remittance Amount for such date. Each month by 2:00 p.m. Charlotte, North Carolina time, on the first Business Day after receipt of any amounts which constitute delinquent payments on the Mortgage Loans that the Sub-Servicer is not required to remit to the Master Servicer pursuant to the previous sentence, the Sub-Servicer shall forward to the Master Servicer by wire transfer all such amounts collected by the Sub-Servicer and not previously remitted to the Master Servicer. Section 3.01(c)(38) of this Agreement sets forth certain reporting requirements with respect to such remittances. Subsections (i) and (iii) of Section 3.04(b) of the Pooling and Servicing Agreement are not incorporated herein. If any check or other form of payment received by the Sub-Servicer with respect to a Mortgage Loan is returned for insufficient funds and the Sub-Servicer has previously remitted cash in the amount of such payment to the Master Servicer, the Master Servicer shall reimburse the Sub-Servicer for such amount within five Business Days after the Master Servicer receives notification from the Sub-Servicer of such insufficient funds.

            (9) Section 3.04(d). The Sub-Servicer shall only invest funds held in the Sub-Servicer Custodial Account in Permitted Investments. The Sub-Servicer shall give notice to the Master Servicer of the location of the Sub-Servicer Custodial Account as of the Closing Date and of the new location of the Sub-Servicer Custodial Account prior to any change thereof.

            (10) Section 3.05 is not incorporated herein. The Sub-Servicer may, from time to time, make withdrawals from the Sub-Servicer Custodial Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                  (i) to remit to the Master Servicer for deposit in the
            Certificate Account the amounts required to be so deposited pursuant to Section 3.01(c)(8) of this Agreement;

                  (ii) to pay to itself earned and unpaid Sub-Servicing Fees in respect of each Mortgage Loan and REO Serviced Loan (exclusive of each Mortgage Loan or REO Serviced Loan included in a Whole Loan), the Sub-Servicer's right to payment pursuant to this clause (ii) with respect to any Mortgage Loan or REO Serviced Loan (exclusive of each Mortgage Loan or REO Serviced Loan included in a Whole Loan) being payable from, and limited to, amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds) or such REO Serviced Loan (whether in the form of REO Revenues, Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds) that are allocable as a recovery of interest thereon;

                  (iii) to pay itself, as additional servicing compensation in accordance with Section 3.11(b) of the Pooling and Servicing Agreement, interest and investment income earned in respect of amounts held in the Sub-Servicer Custodial Account as provided in
            Section 3.01(c) (12) of this Agreement, but only to the extent of the Net Investment Earnings with respect to the Sub-Servicer Custodial Account for any Collection Period;

                  (iv) to clear and terminate the Sub-Servicer Custodial Account at the termination of this Agreement pursuant to Section 9.01 of the Pooling and Servicing Agreement, as modified herein;

                  (v) any amounts deposited in the Sub-Servicer Custodial
            Account in error;

                  (vi) to pay itself, any amounts payable pursuant to Section
            6.03, of the Pooling and Servicing Agreement, but only to the extent allowed by the Pooling and Servicing Agreement and Section 3.03 hereof; and

                  (vii) to reimburse itself, for any unreimbursed Servicing
            Advance made pursuant to Section 3.05(c)(5), if not reimbursed by the Master Servicer within the time required by Section 3.05(c)(5);

            The Sub-Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Sub-Servicer Custodial Account pursuant to clauses (ii) and (iii) above.

            (11) Reserved.

            (12) Section 3.06(a), (b) and (c) are not incorporated herein. The Sub-Servicer may invest funds in the Sub-Servicer Custodial Account and any Servicing Account or Reserve Account on the same terms as the Master Servicer may invest funds in the Certificate Account and any Servicing Account or Reserve Account, and subject to the same rights, restrictions and obligations regarding maturity dates, gains, losses, withdrawals, possession of Permitted Investments and Permitted Investments payable on demand. Without limiting the generality of the foregoing, (A) any investment of funds in the Sub-Servicer Custodial Account or a Servicing Account or Reserve Account shall be made in the name of the Trustee (in its capacity as such) and (B) the Sub-Servicer, on behalf of the Trustee for the benefit of the Certificateholders, shall maintain continuous physical possession of any Permitted Investment that is either (i) a "certificated security", as such term is defined in the UCC (such that the Trustee shall have control pursuant to 8-106 of the UCC) or (ii) other property in which a secured party may perfect its security interest by physical possession under the UCC or any other applicable law, and (C) in the case of any Permitted Investment held in the form of a "security entitlement" (within the meaning of Section 8-102(a)(17) of the UCC), the Sub-Servicer shall take or cause to be taken such action as the Master Servicer or Trustee deems reasonably necessary to cause the Trustee to have control over such security entitlement.

            (13) Section 3.07(a). References to the Certificate Account shall be references to the Sub-Servicer Custodial Account. All insurance policies caused to be maintained by the Sub-Servicer hereunder shall also name the Master Servicer as additional insured and loss payee; Master Servicer shall designate in writing to the Sub-Servicer how its name shall appear. Within thirty (30) days after the execution date of this agreement, the Sub-Servicer shall forward to the Master Servicer a fully completed certificate of insurance in the form of Exhibit H attached hereto. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify to the status of insurance policies relating to the Mortgage Loans on a quarterly basis starting for the quarter ending in December of 2006, within 30 days of the end of such quarter as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(38) of this Agreement.

            (14) Section 3.07(b). References to the Certificate Account shall be references to the Sub-Servicer Custodial Account.

            (15) Section 3.07(c). The fidelity bond and insurance policies required hereunder shall also name the Master Servicer as additional insured and loss payee; Master Servicer shall designate in writing to Sub-Servicer how its name shall appear. The Sub-Servicer shall provide a certificate of insurance to the Master Servicer evidencing fidelity bond and insurance coverage required hereunder on or before March 31 of each year, beginning March 31, 2007. The Master Servicer shall make all determinations with respect to terrorism insurance matters required to be made under Section 3.07 of the Pooling and Servicing Agreement, and the Sub-Servicer shall reasonably cooperate with the Master Servicer in connection therewith.

            (16) Reserved.

            (17) Section 3.08. References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.08(a) and (b). The Sub-Servicer will not approve or consent to an assumption of a Mortgage Loan or a transfer of interest in the Mortgagor or waive any restrictions contained in the related Mortgage on transfer of an interest in the related Mortgaged Property or Mortgagor or on subordinate financing, without the prior written consent of the Master Servicer. The Sub-Servicer shall forward all assumptions or transfer of interest requests to the Master Servicer (which will forward such requests to the Special Servicer), along with any information reasonably requested by the Master Servicer for the analysis of such requests and the Sub-Servicer shall also forward the Sub-Servicer's analysis and recommendation with respect to such request. The Sub-Servicer shall cooperate with and assist the Master Servicer in obtaining information necessary for the analysis of such requests. The Sub-Servicer shall be entitled to fifty percent (50%) of any assumption fees and application fees in connection with an assumption or transfer of interest request, in each case collected with respect to the Mortgage Loans to the extent that the Master Servicer is entitled to such fees under the Pooling and Servicing Agreement. The Sub-Servicer will close any such transaction consented to by the Master Servicer.

            (18) Section 3.09(a). References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.09(a) of the Pooling and Servicing Agreement.

            (19) Section 3.10. The references to the Certificate Account shall be references to the Sub-Servicer Custodial Account. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Sub-Servicer Custodial Account.

            (20) Section 3.11(a) and (b). References to the Master Servicing Fee shall be references to the Sub-Servicing Fee and references to the Master Servicing Fee Rate shall be references to the Sub-Servicing Fee Rate. All references to the Investment Accounts shall be references to the Sub-Servicer Custodial Account, Servicing Accounts and Reserve Accounts. Fifty percent (50%) of any Default Charges paid in respect of a delinquent loan to which the Master Servicer is entitled under the Pooling and Servicing Agreement (other than as payment of interest on Advances or Additional Trust Fund expenses) shall be paid to the Sub-Servicer. The Sub-Servicer shall be entitled to Prepayment Interest Excesses to the extent not needed by the Master Servicer to offset Prepayment Interest Shortfalls (other than the Prepayment Interest Shortfalls incurred on a Specially Serviced Loan and other than the Balloon Payment Interest Shortfalls incurred on a Specially Serviced Loan) under Section 3.19 of the Pooling and Servicing Agreement (such Prepayment Interest Excesses to be applied pro rata along with any other Prepayment Interest Excesses in the same Collection Period to cover Prepayment Interest Shortfalls (other than the Prepayment Interest Shortfalls incurred on a Specially Serviced Loan and other than the Balloon Payment Interest Shortfalls incurred on a Specially Serviced Loan)). The Sub-Servicer shall remit any Prepayment Interest Excesses to the Master Servicer as part of the Sub-Servicer Remittance Amount. On the Master Servicer Remittance Date (as defined in the Pooling and Servicing Agreement) the Master Servicer shall promptly remit any Prepayment Interest Excesses that the Sub-Servicer is entitled to under the second previous sentence to the Sub-Servicer. The Sub-Servicer shall be entitled to fifty percent (50%) of any modification, consent, waiver, earnout, or assumption fees, application fees or other fees or charges in connection with an assumption, modification or similar request, in each case collected with respect to the Mortgage Loans to the extent that the Master Servicer is entitled to such fees or charges under the Pooling and Servicing Agreement, except that the Sub-Servicer shall be entitled to one hundred percent (100%) of any fee collected with respect to any matter described in Section 3.20(g)(i), (ii) and (iii) of the Pooling and Servicing Agreement. With respect to Section 3.20(g)(iv) of the Pooling and Servicing Agreement, the Master Servicer shall be entitled to any fee, charge or other compensation in connection with the analysis and approval of leasing activity to the extent that the Master Servicer pursuant to Section 3.01(c)(30) of this Agreement (and Section 3.20(g)(iv) of the Pooling and Servicing Agreement) is responsible for the analysis and approval of the related leasing activity. With respect to Section 3.20(g)(iv) of the Pooling and Servicing Agreement, the Sub-Servicer shall be entitled to any fee, charge or other compensation in connection with the analysis and approval of leasing activity to the extent that the Sub-Servicer pursuant to Section 3.01(c)(30) of this Agreement (and
      Section 3.20(g)(iv) of the Pooling and Servicing Agreement) is responsible for the analysis and approval of the related leasing activity. The Sub-Servicer shall be entitled to seventy five percent (75%) of any fees or charges in connection with a defeasance request, in each case collected with respect to the Mortgage Loans to the extent that the Master Servicer is entitled to such fees or charges under the Pooling and Servicing Agreement.

            (21) Reserved.

            (22) Reserved.

            (23) Reserved.

            (24) Section 3.12(a) and (b). The Sub-Servicer shall promptly (but in no event later than 30 days after the related inspection or collection, as applicable) forward to the Master Servicer a copy of all inspection reports prepared by the Sub-Servicer and all operating statements and rent rolls collected by the Sub-Servicer. The Sub-Servicer may engage a 3rd party at its cost to perform property inspections and prepare property inspection reports without first obtaining the consent of the Master Servicer. The Sub-Servicer in connection with the reports that it prepares in connection with Section 3.12(a) and (b) of the Pooling and Servicing Agreement will afford the Master Servicer reasonable cooperation by providing such information as the Master Servicer may request in connection with the Master Servicer's responsibilities in Section 3.12(a) and (b) of the Pooling and Servicing Agreement. The Sub-Servicer shall prepare the CMSA Operating Statement Analysis Report and the CMSA NOI Adjustment Worksheet in Microsoft Excel format and deliver them electronically to the Master Servicer.

            (25) Reserved.

            (26) Reserved.

            (27) Reserved.

            (28) Section 3.15. With respect to the Mortgage Loans serviced hereunder, the Sub-Servicer shall fulfill all of the obligations of the Master Servicer required pursuant to Section 3.15 and Section 6.05 of the Pooling and Servicing Agreement as if the Sub-Servicer were the Master Servicer hereunder; provided, however, that the Sub-Servicer shall not be required to make available information or reports prepared by or entered into by the Special Servicer to the extent such information and reports are not in the possession of the Sub-Servicer. Upon reasonable prior notice, the Sub-Servicer shall provide to the Master Servicer access to the Servicing Files.

            (29) Section 3.19(a) and (e). The Sub-Servicer shall deposit all Compensating Interest Payments in the Sub-Servicer Custodial Account on each Sub-Servicer Remittance Date. References to Master Servicing Fees in
      Section 3.19(e) shall be references to the Sub-Servicing Fee. Section 3.19(e)(i) shall not be incorporated, and Prepayment Interest Shortfalls incurred on Specially Serviced Loans shall not be included in Section 3.19(e)(ii). With respect to Section 3.19(l) and 3.19(m), the Sub-Servicer shall send the notices and other information required to be sent by the Master Servicer to the Directing Certificateholder and/or the Special Servicer in the manner and time frames called for therein and shall copy the Master Servicer with respect thereto.

            (30) Section 3.20. The Sub-Servicer will not approve or consent to any modification, extension, waiver or amendment, with respect to any Mortgage Loan without the prior written consent of the Master Servicer. To the extent the Master Servicer has the obligation and authority under the Pooling and Servicing Agreement, the Sub-Servicer may, without the consent of the Master Servicer approve any lease or extension or renewal thereof if the Master Servicer is so permitted under Section 3.20(g) of the Pooling and Servicing Agreement. The Sub-Servicer shall forward all requests for such matters (except for those that the Sub-Servicer is permitted to process as contemplated above) to the Master Servicer along with all information contained in the Mortgage File reasonably requested by the Master Servicer for the analysis of such requests and the Sub-Servicer shall also forward the Sub-Servicer's analysis and recommendation with respect to such request. The Sub-Servicer will close any such transaction. Notwithstanding the foregoing the Sub-Servicer shall not be required to forward any documentation or obtain the consent of the Master Servicer in connection with any of the actions covered under
      Section 3.20(g)(i), (ii) and (iii) of the Pooling and Servicing Agreement. With respect to Section 3.20(g)(iv) of the Pooling and Servicing Agreement, the Sub-Servicer shall subject to the applicable requirements and restrictions in the Pooling and Servicing Agreement applicable to the Master Servicer, be responsible for analyzing and approving without the consent of the Master Servicer leasing activities (including without limitation, subordination, non-disturbance and attornment agreements) for less than the lessor of (A) 50,000 square feet and (B) 20% of the related Mortgaged Property. The Master Servicer shall be responsible for the analysis and approval of any lease which would not be subject to the analysis and approval of the Sub-Servicer in the immediately preceding sentence. The Sub-Servicer agrees to provide reasonable cooperation to the Master Servicer to enable the Master Servicer to fulfill its obligations under Section 3.20(g)(iv) of the Pooling and Servicing Agreement. The Sub-Servicer will not accept any Principal Prepayment with respect to any Mortgage Loan without the written consent of the Master Servicer. The Sub-Servicer shall promptly forward all requests for Principal Prepayments to the Master Servicer, along with a payoff statement (with respect to each Principal Prepayment request) setting forth the amount of the necessary Principal Prepayment calculated by the Sub-Servicer.

            (31) Section 3.21(a). The Sub-Servicer shall immediately notify the Master Servicer of any event or circumstance that the Sub-Servicer deems to constitute a Servicing Transfer Event with respect to any Mortgage Loan. The determination as to whether a Servicing Transfer Event has occurred shall be made by the Master Servicer. Upon receipt by the Master Servicer of notice from the Special Servicer that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan, the Master Servicer shall promptly give the Sub-Servicer notice thereof and the obligation of the Sub-Servicer to service and administer such Mortgage Loan shall resume.

            (32) Reserved.

            (33) Section 3.22. References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.22 of the Pooling and Servicing Agreement. Each and every one of the terms and conditions of Section 3.22 of the Pooling and Servicing Agreement shall be enforceable against the Sub-Servicer in accordance with the terms thereof. The Sub-Servicer may not enter into any new Sub-Servicing Agreements in connection with the Mortgage Loans and shall directly service the Mortgage Loans in accordance with the terms and conditions of this Agreement.

            (34) Section 3.24. In accordance with such section, the Sub-Servicer may disseminate general statistical information relating to the mortgage loan portfolio being serviced by the Sub-Servicer (including the related Mortgage Loans) so long as the Sub-Servicer does not identify the related Mortgagors.

            (35) Section 3.25. Is incorporated herein.

            (36) Section 3.26. The Sub-Servicer shall promptly analyze all defeasance requests and forward to the Master Servicer for approval its recommendation and summary in the form of Exhibit L, with respect to any defeasance of a Mortgage Loan. The Sub-Servicer will close any such defeasance approved by the Master Servicer.

            (37) Section 3.27. The Sub-Servicer shall initially retain all Default Charges collected in connection with the Mortgage Loans. The Master Servicer shall notify the Sub-Servicer in a commercially practicable period of the calculation and the amount of Default Charges (if any) required to be disbursed pursuant to Section 3.27(a) of the Pooling and Servicing Agreement, and the Sub-Servicer shall remit such amount to the extent that it has actually collected such amount to the Master Servicer within two (2) Business Days of the Master Servicer's notice to remit. If the Sub-Servicer fails to remit such Default Charges in the time period referenced in the preceding sentence, the Sub-Servicer will be required to remit such Default Charges as received on a going forward basis thereafter.

            (38) Section 4.02(b) is not incorporated herein. The Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a format designated by the Master Servicer:

                  a. not later than 1:00 p.m. Charlotte, North Carolina Time on the Sub-Servicer Reporting Date, the Collection Report, the CMSA Loan Periodic Update File, the CMSA Property File and the CMSA Delinquent Loan Status Report, the CMSA Comparative Financial Status Report, the CMSA Master Servicer Watch List Report, the CMSA Loan Level Reserve-LOC Report and the CMSA Financial File, each providing the required information as of the related Determination Date;

                  b. not later than 1:00 p.m., Charlotte, North Carolina Time on the Sub-Servicer Reporting Date in July (for the months of January through June) and January (for the months of July through December) of each year, the information on the Mortgage Loans, including without limitation information regarding UCC Financing Statements, taxes, insurance premiums and ground rents, starting for the period ending in December 2006, in the form of Exhibit E attached hereto.

            The Sub-Servicer shall reasonably cooperate with the Master Servicer in providing information needed to establish the CMSA Loan Setup File.

            Additionally, within thirty (30) days of the Closing Date and on a quarterly basis starting for the quarter ending in December of 2006 on the 30th of the month following the end of each calendar quarter, the Sub-Servicer shall provide all information and reports to the Master Servicer set forth in Exhibit I in connection with the Mortgage Loans sub-serviced by it under this Agreement.

            The Sub-Servicer shall deliver to the Master Servicer on the third day of each month, unless such date is not a Business Day then in such case, no later than one Business Day prior to the Determination Date, by 3:00 p.m. Charlotte, North Carolina Time by electronic transmission in a format designated by the Master Servicer, a remittance report containing scheduled balance information for each Mortgage Loan reflecting the scheduled Periodic Payment for such month in the form of Exhibit G attached hereto. In addition, on each day that the Sub-Servicer forwards to the Master Servicer any funds pursuant to
Section 3.01(c)(8) of this Agreement, the Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a format designated by the Master Servicer a report of the nature of such remittance in the form of Exhibit G attached hereto. The Sub-Servicer shall also prepare and deliver to the Master Servicer a reconciliation of all collection accounts and servicing accounts for the calendar month preceding each Determination Date, together with a copy of the related bank statement within twenty-five (25) days after such Determination Date.

            (39) Section 4.03 is not incorporated herein. The Sub-Servicer shall have no obligation to make P&I Advances.

            (40) Section 11.01. In the second and third sentences of Section
      11.01 of the Pooling and Servicing Agreement, references to the Depositor and the Master Servicer shall remain references to each of them. The Sub-Servicer shall provide any and all good faith cooperation to the Master Servicer and/or the Depositor reasonably requested and necessary to enable them to comply with Regulation AB.

            (41) Section 11.02. Is incorporated herein.

            (42) Section 11.03 is not incorporated herein. The Sub-Servicer shall provide all reasonable assistance (with respect to information regarding the Sub-Servicer or the Mortgage Loans) to the Master Servicer to enable it to comply with Section 11.03 of the Pooling and Servicing Agreement.

            (43) Section 11.04 is not incorporated herein. The Sub-Servicer shall provide all reasonable cooperation (with respect to information regarding the Sub-Servicer or the Mortgage Loans) to the Master Servicer to enable the Master Servicer to fulfill all of the obligations of the Master Servicer under Section 11.04 of the Pooling and Servicing Agreement.

            (44) Section 11.05. The Sub-Servicer shall provide all the reports required of a Sub-Servicer and an Additional Servicer under Section 11.05 of the Pooling and Servicing Agreement. The Sub-Servicer shall provide all reasonable cooperation (with respect to information regarding the Sub-Servicer or the Mortgage Loans) to enable the Master Servicer to provide any Additional Form 10-K Disclosure. To the extent that a Sub-Servicer is aware of any information that would constitute Additional Form 10-K Disclosure with respect to itself under Item 1117 of Regulation AB and with respect to affiliations with the Trustee or Special Servicer under Item 1119(a) of Regulation AB, the Sub-Servicer shall provide such information to the Master Servicer no later than five (5) Business Days prior to the date when such information is required to be provided by the Master Servicer under the Pooling and Servicing Agreement. The Sub-Servicer hereby acknowledges that the purpose of Section 11.05 of the Pooling Agreement is to facilitate the compliance by the Depositor with Regulation AB.

            (45) Section 11.06 is incorporated herein.

            (46) Section 11.07. The Sub-Servicer shall within one (1) Business Day of the occurrence thereof notify the Master Servicer to the extent that a Sub-Servicer becomes aware of any Reportable Event with respect to
      Item 6.02 of Form 8-K as to the Sub-Servicer. The Sub-Servicer shall provide all reasonable cooperation to the Master Servicer for the Master Servicer to fulfill its obligations under Section 11.07 of the Pooling and Servicing Agreement (including without limitation, consultation with the Master Servicer with respect to any Reportable Event).

            (47) Section 11.09. Is incorporated herein.

            (48) Section 11.10. The Sub-Servicer shall provide all the reports required of a Sub-Servicer and a Servicing Function Participant under
      Section 11.10 of the Pooling and Servicing Agreement on or before the second Business Day prior to the date when such information is required to be provided by the Master Servicer under the Pooling and Servicing Agreement.

            (49) Section 11.11. The accountant's report referenced in Section
      11.11 of the Pooling and Servicing Agreement shall be delivered by the Sub-Servicer (without regarding whether the Sub-Servicer is a Servicing Function Participant) by March 15th of each year, beginning March 15, 2007, except as set forth in Section 11.11 of the Pooling and Servicing Agreement with respect to years in which Depositor reporting to the SEC is not required. In such years, the report shall be delivered on or before April 15th each year. If the Sub-Servicer is a Servicing Function Participant, the report shall be delivered to all the parties specified in
      Section 11.11 of the Pooling and Servicing Agreement, and if the Sub-Servicer is not a Servicing Function Participant, such report shall be delivered only to the Master Servicer.

            (50) Section 11.12. References to the Servicing Function Participant shall be references to the Sub-Servicer. References to each of the Trustee, the Master Servicer and the Special Servicer shall remain a reference to each such party.

            Section 3.02 Merger or Consolidation of the Sub-Servicer.

            The Sub-Servicer shall keep in full effect its existence, rights and franchises as a national banking association under the laws of the United States.

            Any Person into which the Sub-Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Sub-Servicer shall be a party, or any Person succeeding to all or substantially all of the business of the Sub-Servicer, shall be the successor of the Sub-Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) must be a business entity whose business includes the origination and servicing of mortgage loans and shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated to the extent required by applicable law, (ii) must be an approved servicer of multifamily mortgage loans for Freddie Mac or Fannie Mae or a HUD-Approved servicer, (iii) must be acceptable to the Master Servicer, which consent may not be unreasonably withheld, and (iv) shall have assumed in writing the obligations of the Sub-Servicer under this Agreement.

            Section 3.03 Limitation on Liability of the Sub-Servicer and Others.

            Neither the Sub-Servicer nor any of the officers, employees or agents of the Sub-Servicer shall be under any liability to the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sub-Servicer or any such person against liability for any breach of representation or warranty made herein, or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of negligent disregard of obligations and duties hereunder. The Sub-Servicer and any officer, employee or agent of the Sub-Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Sub-Servicer shall not be under any obligation to appear in, prosecute or defend any legal or administrative action (whether in equity or at law), proceeding, hearing or examination that is not incidental to its respective duties under this Agreement or which, in its opinion may involve it in any ultimate expenses or liability; provided, however, the Sub-Servicer may involve it in any ultimate expenses or liability; provided, however, the Sub-Servicer may, with the consent of the Master Servicer, undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom, to the extent the same are expenses, costs and liabilities of the Trust Fund pursuant to the Pooling and Servicing Agreement, shall be expenses, costs and liabilities of the Master Servicer and the Sub-Servicer shall be entitled to be reimbursed therefor from the Master Servicer upon written demand. To the extent provided in
Section 6.03 of the Pooling and Servicing Agreement, the Sub-Servicer shall be indemnified and held harmless by the Trust against any loss, liability or expense, including reasonable attorneys' fees, expenses of counsel and expenses of litigation, incurred in connection with any claims or legal action relating to this Agreement, the Certificates or any asset of the Trust, other than any loss, liability or expense: (i) specifically required to be borne by the Sub-Servicer pursuant to the terms hereof; or (ii) that was incurred in connection with claims against such party resulting from (A) any breach of a representation or warranty made herein by the Sub-Servicer, (B) willful misfeasance, bad faith, recklessness or negligence in the performance of obligations or duties hereunder by the Sub-Servicer, or (C) from negligent or reckless disregard of such obligations or duties.

            Section 3.04 Sub-Servicer Not to Resign.

            The Sub-Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Sub-Servicer and the Master Servicer, or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Sub-Servicer. Any such determination permitting the resignation of the Sub-Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer, which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer.

            Section 3.05 No Transfer or Assignment of Servicing.

            With respect to the responsibility of the Sub-Servicer to service the Mortgage Loans hereunder, the Sub-Servicer acknowledges that the Master Servicer has acted in reliance upon the Sub-Servicer's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 3.05, the Sub-Servicer shall not either assign or transfer this Agreement or the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Master Servicer, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, prior to any assignment or transfer by the Sub-Servicer of this Agreement or the servicing hereunder (the "Sub-Servicing Rights"), the Sub-Servicer shall allow the Master Servicer an opportunity to bid on the purchase of such Sub-Servicing Rights. The Sub-Servicer may also solicit bids from any other parties independent of the Sub-Servicer. If after receipt by the Sub-Servicer of all bids, the Master Servicer is not the highest bidder, the Master Servicer will be given the opportunity to submit a second bid and final bid, which bid shall be given equal consideration with all other bids.

            Section 3.06 Indemnification.

            The Master Servicer and the Sub-Servicer each agrees to and hereby does indemnify and hold harmless the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, employees or agents) from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer, may sustain arising from or as a result of any willful misfeasance, bad faith or negligence of the Master Servicer or Sub-Servicer, as applicable, in the performance of its obligations and duties under this Agreement or by reason of negligent disregard by the Master Servicer or Sub-Servicer, as applicable, of its duties and obligations hereunder or by reason of breach of any representations or warranties made herein; provided, that such indemnity shall not cover indirect or consequential damages. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice. This Section 3.06 shall survive the termination of this Agreement and the termination or resignation of the Master Servicer or the Sub-Servicer.

                                   ARTICLE IV

                                     DEFAULT

            Section 4.01 Events of Default.

            In case one or more of the following events (each, an "Event of Default") by the Sub-Servicer shall occur and be continuing, that is to say:

            (a) the Sub-Servicer shall deposit into the Sub-Servicer Custodial Account, any Servicing Account or any REO Account, or to deposit into, or to remit to the Master Servicer for deposit into, the Certificate Account, on the dates and at the times required by this Agreement, any amount required to be so deposited or remitted under this Agreement; provided, however, that one (1) time within any one (1) year period the Sub-Servicer will have one (1) Business Day to remedy a failure to make such a deposit or remittance on the date and at the time required by this Agreement; or

            (b) any failure on the part of the Sub-Servicer to observe or perform its obligations and duties in accordance with Sections 3.01(c)(13), (14) and (15) of this Agreement; or

            (c) any failure on the part of the Sub-Servicer to (a) timely make available and certify to the Master Servicer the information called for on Exhibit E attached hereto as required by Section 3.01(c)(38) of this Agreement, to the extent the obtaining of such information which is a part of such report is within the Sub-Servicer's control, (b) timely provide to the Master Servicer the Collection Report which failure continues unremedied for one (1) Business Day, or (c) in any way comply with any obligation under Section 3.01(c)(40) through Section 3.01(c)(50) of this Agreement provided that (i) such failures was during the period when the Trust Fund was subject to the reporting requirements of the Exchange Act and (ii) such failure (A) was a failure to deliver notices and/or reports under this Agreement or (B) subjected the Master Servicer to an Event of Default under the Pooling and Servicing Agreement; or

            (d) the Sub-Servicer shall fail three (3) times within any two (2) year period to timely provide to the Master Servicer any report required by this Agreement to be provided to the Master Servicer, to the extent the obtaining of such information which is a part of such report is within the Sub-Servicer's control; or

            (e) any failure on the part of the Sub-Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Sub-Servicer contained in this Agreement which continues unremedied for a period of twenty (20) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; provided, however, that if such failure on the part of the Sub-Servicer duly to observe or perform in any material respect any other of the covenants or agreements is capable of being cured and the Sub-Servicer is diligently pursuing such cure, such twenty (20) day period shall be extended for an additional twenty (20) days; or

            (f) the Sub-Servicer shall fail to timely deliver to the Master Servicer any Backup Certificate as required by Section 3.01(c)(45) of this Agreement, which failure in any case continues unremedied three (3) Business Days immediately preceding the day the Master Servicer is required to deliver any certification under Section 11.06 of the Pooling and Servicing Agreement; or

            (g) any breach on the part of the Sub-Servicer of any representation or warranty contained in Section 2.05 of the Pooling and Servicing Agreement which materially and adversely affects the interests of the Master Servicer or any Class of Certificateholders and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; provided, however, that if such representation or warranty is capable of being cured and the Sub-Servicer is diligently pursuing such cure, such thirty (30) day period shall be extended for an additional thirty (30) days; or

            (h) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

            (i) the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sub-Servicer or of or relating to all or substantially all of its property; or

            (j) the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

            (k) Reserved; or

            (l) the Sub-Servicer shall assign or transfer or attempt to assign or transfer all or part of its rights and obligations hereunder except as permitted by this Agreement; or

            (m) the net worth of the Sub-Servicer, determined in accordance with generally accepted accounting principles shall decline to less than $15 million or the minimum net worth requirement of Freddie Mac, as it may be modified from time to time, whichever is greater; or

            (n) the Master Servicer shall receive written notice from a Rating Agency that the continuation of the Sub-Servicer in such capacity would result in a downgrade, qualification, or withdrawal of any rating assigned to any Class of Certificates, subject in any case to a 60-day cure period, provided that the Master Servicer shall promptly forward such notice to the Sub-Servicer.

            If any Event of Default shall occur and be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may terminate, by notice in writing to the Sub-Servicer, all of the rights and obligations of the Sub-Servicer as Sub-Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by the Sub-Servicer of such written notice, all authority and power of the Sub-Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section, and, without limitation, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Sub-Servicer agrees that if it is terminated pursuant to this Section, it shall promptly (and in any event no later than five (5) Business Days subsequent to its receipt of the notice of termination) provide the Master Servicer with all documents and records (including, without limitation, those in electronic form) requested by it to enable it to assume the Sub-Servicer's functions hereunder, and shall cooperate with the Master Servicer in effecting the termination of the Sub-Servicer's responsibilities and rights hereunder and the assumption by a successor of the Sub-Servicer's obligations hereunder, including, without limitation, the transfer within one Business Day to the Master Servicer for administration by it of all cash amounts which shall at the time be or should have been credited by the Sub-Servicer to the Sub-Servicer Custodial Account, the Certificate Account, any Servicing Account, any REO Account and any Reserve Account, or thereafter be received with respect to the Mortgage Loans or any REO Property (provided, however, that the Sub-Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 3.03 of this Agreement notwithstanding any such termination).

            In addition to any other rights the Master Servicer may have hereunder, if the Sub-Servicer fails to remit to the Master Servicer any amounts when required to be remitted hereunder, the Sub-Servicer shall pay to the Master Servicer interest on the amount of such late remittance at the rate of Bank of America, National Association cost of funds per annum, applied on a per diem basis for each day such remittance is late (i.e., said per annum rate divided by 365 multiplied by the number of days late); but in no event shall such interest be greater than the maximum amount permitted by law.

            In addition to any other rights and remedies available to the Master Servicer hereunder or at law or equity, including, without limitation, the right to a recovery of damages, the Master Servicer may impose, and if so imposed, the Sub-Servicer shall pay, the penalties described in this paragraph for any failure by the Sub-Servicer to deposit into any account required hereby, or to deposit into or to remit to the Master Servicer for deposit into the Certificate Account, on a timely basis, any amount required to be so deposited or remitted under this Agreement, or (b) any failure by the Sub-Servicer to timely provide the Master Servicer any report required by this Agreement to be provided to the Master Servicer (each such failure referred to herein as a "Sub-Servicer Delinquency"). The Master Servicer may impose on the Sub-Servicer a penalty of $500.00 for the second Sub-Servicer Delinquency to occur hereunder ("Initial Sub-Servicer Delinquency"), a penalty of $1,000.00 for the next Sub-Servicer Delinquency occurring within two (2) years following an Initial Sub-Servicer Delinquency, and a penalty of $1,500.00 for any other Sub-Servicer Delinquency occurring within two (2) years following an Initial Sub-Servicer Delinquency; provided, however, that if no Sub-Servicer Delinquency occurs during any two (2) year period, the first Sub-Servicer Delinquency thereafter shall be deemed to be an "Initial Sub-Servicer Delinquency". The penalties provided for in this paragraph are not intended to constitute liquidated damages. The rights and remedies of the Master Servicer under this Agreement are cumulative with, and not exclusive of, any other rights or remedies which it would otherwise have.

            Section 4.02 Waiver of Defaults.

            The Master Servicer may waive any default by the Sub-Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            Section 4.03 Other Remedies of Master Servicer.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Master Servicer, in addition to the rights specified in Section 4.01, shall have the right, in its own name, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                    ARTICLE V

                                   TERMINATION

            Section 5.01 Termination.

            Except as otherwise specifically set forth herein, the rights, obligations and responsibilities of the Sub-Servicer shall terminate (without payment of any penalty or termination fee) (i) upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and the disposition of all REO Property and the remittance of all funds due hereunder; (ii) by mutual consent of the Sub-Servicer and the Master Servicer in writing; (iii) pursuant to Section 5.02 of this Agreement; (iv) at the option of any purchaser of one or more Mortgage Loans pursuant to the Pooling and Servicing Agreement, upon such purchase and only with respect to such purchased Mortgage Loan or Mortgage Loans; or (v) upon termination of the Pooling and Servicing Agreement.

            Section 5.02 Termination With Cause.

            The Master Servicer may, at its sole option, terminate any rights the Sub-Servicer may have hereunder with respect to any or all of the Mortgage Loans, as follows as provided in Section 4.01 of this Agreement upon the occurrence of an Event of Default.

            Any notice of termination shall be in writing and delivered to the Sub-Servicer as provided in Section 6.05 of this Agreement.

            Section 5.03 Reserved.

            Section 5.04 Termination of Duties with Respect to Specially Serviced Mortgage Loans.

            At such time as any Mortgage Loan becomes a Specially Serviced Mortgage Loan, the obligations and duties of the Sub-Servicer set forth herein with respect to such Specially Serviced Mortgage Loan that are required to be performed by the Special Servicer under the Pooling and Servicing Agreement shall cease in accordance with Section 3.01(c) of this Agreement. The Sub-Servicer shall continue to perform all of its duties hereunder with respect to the Specially Serviced Mortgage Loans to the extent set forth in Section 3.01 of this Agreement. If a Specially Serviced Mortgage Loan becomes a Corrected Mortgage Loan, the Sub-Servicer shall commence servicing such Corrected Loan pursuant to the terms of this Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

            Section 6.01 Successor to the Sub-Servicer.

            Prior to termination of the Sub-Servicer's responsibilities and duties under this Agreement pursuant to Section 3.04, 4.01, 5.01 or 5.02 of this Agreement, the Master Servicer shall (i) succeed to and assume all of the Sub-Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which satisfies the criteria for a successor Sub-Servicer in Section 3.02 of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Sub-Servicer under this Agreement accruing following the termination of the Sub-Servicer's responsibilities, duties and liabilities under this Agreement.

            Section 6.02 Financial Statements.

            The Sub-Servicer shall, upon the request of the Master Servicer, make available its publicly available financial statements and other records relevant to the performance of the Sub-Servicer's obligations hereunder.

            Section 6.03 Closing.

            The closing for the commencement of the Sub-Servicer to perform the servicing responsibilities under this Agreement with respect to the Mortgage Loans shall take place on the Closing Date. At the Master Servicer's option, the closing shall be either by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

            The closing shall be subject to the execution and delivery of the Pooling and Servicing Agreement by the parties thereto.

            Section 6.04 Closing Documents.

            The Closing Documents shall consist of all of the following documents:

            (a) to be provided by the Sub-Servicer:

                  (1) this Agreement executed by the Sub-Servicer;

                  (2) an Officer's Certificate of the Sub-Servicer, dated the
            Closing Date and in the form of Exhibit B hereto, including all attachments thereto;

                  (3) Reserved;

                  (4) the account certifications in the form of Exhibit F hereto required by Sections 3.01(c)(4), (6) & (7) of this Agreement, fully completed; and

            (b) to be provided by the Master Servicer:

                  (1) this Agreement executed by the Master Servicer; and

                  (2) the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A hereto; and

                  (3) the Pooling and Servicing Agreement substantially in the form of Exhibit C hereto.

            Section 6.05 Notices.

            Except as provided herein, all demands, notices, consents and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses:

                        (i) if to the Sub-Servicer:

                         Wachovia Bank, National Association
                         Commercial Real Estate Services
                         NC 1075
                         8739 Research Drive, URP-4
                         Charlotte, North Carolina 28288-1075
                         Fax No. (704) 715-0036
                         Reference:  Banc of America Commercial Mortgage Inc.,
                                     Series 2006-5

                         with a copy to:

                         Lars Carlsten
                         c/o Wachovia Bank, National Association
                         301 S. College St., TW-30
                         Charlotte, North Carolina 28288-0630
                         Reference:  Banc of America Commercial
                                     Mortgage Inc.,
                                     Series 2006-5

                        (ii) if to the Master Servicer:

                         Bank of America, National Association,
                         Capital Markets Servicing Group
                         900 West Trade Street
                         Suite 650
                         NC1-026-06-01
                         Charlotte, North Carolina 28255
                         Fax No. (704) 317-4501
                         Attention:  Servicing Manager
                         Reference:  Banc of America Commercial
                                     Mortgage Inc.
                                     Series 2006-5

                         with copy to:

                         Henry A. LaBrun, Esq.
                         Cadwalader, Wickersham & Taft, LLP
                         227 West Trade Street, 24th Floor
                         Charlotte, North Carolina 28202

or such other address as may hereafter be furnished to the other party by like notice.

            Section 6.06 Severability Clause.

            Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

            Section 6.07 Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

            Section 6.08 Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal Law.

            Section 6.09 Protection of Confidential Information.

            The Sub-Servicer shall keep confidential and shall not divulge to any party other than the Master Servicer, the Depositor, the Special Servicer or the Trustee, without the Master Servicer's prior written consent, any information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Sub-Servicer to do so in working with third-party vendors, property inspectors, legal counsel, auditors, taxing authorities or other governmental agencies or in accordance with this Agreement.

            Section 6.10 Intention of the Parties.

            It is the intention of the parties that the Master Servicer is conveying, and the Sub-Servicer is receiving, only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trustee remains the sole and absolute beneficial owner of the Mortgage Loans and all rights related thereto.

            Section 6.11 Third Party Beneficiary.

            The Depositor and the Trustee shall be a third party beneficiary under this Agreement, provided that, except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder as contemplated by Section 6.12 of this Agreement, none of the Depositor, the Trustee, the Trust Fund, any successor Master Servicer, or any Certificateholder shall have any duties under this Agreement or any liabilities arising herefrom.

            Section 6.12 Successors and Assigns; Assignment of Agreement.

            This Agreement shall bind and inure to the benefit of and be enforceable by the Sub-Servicer and the Master Servicer and the respective successors and assigns of the Sub-Servicer and the Master Servicer. This Agreement shall not be assigned, pledged or hypothecated by the Sub-Servicer to a third party except as otherwise specifically provided for herein. If the Master Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement (including, by reason of an Event of Default (as defined therein)), the Trustee or its designee shall thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer under this Agreement.

            Section 6.13 Waivers.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            Section 6.14 Exhibits.

            The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

            Section 6.15 General Interpretive Principles.

            The article and section headings are for convenience of a reference only, and shall not limit or otherwise affect the meaning hereof.

            Section 6.16 Complete Agreement.

            This Agreement embodies the complete agreement between the parties regarding the subject matter hereof and may not be varied or terminated except by a written agreement conforming to the provisions of Section 6.18 of this Agreement. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

            Section 6.17 Further Agreement.

            The Sub-Servicer and the Master Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

            Section 6.18 Amendments.

            This Agreement may only be amended with the consent of the Sub-Servicer and the Master Servicer. No amendment to the Pooling and Servicing Agreement that purports to change the rights or obligations of the Sub-Servicer hereunder shall be effective against the Sub-Servicer without the express written consent of the Sub-Servicer.

            IN WITNESS WHEREOF, the Sub-Servicer and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                          By:  /s/ Scott R. Rossbach
                                             -----------------------------------
                                             Name:  Scott R. Rossbach
                                             Title: Vice President

                                       BANK OF AMERICA, NATIONAL ASSOCIATION

                                          By:/s/ Sean D. Reilly
                                             -----------------------------------
                                             Name:  Sean D. Reilly
                                             Title: Principal

                                              EXHIBIT A
                                              ---------

                                       MORTGAGE LOAN SCHEDULE

                                                                                 Sub-Servicer Fee
Loan                                                                               in Basis
Number              Property Name                    Cut-off Date Balance           Points
------              -------------                    --------------------       -----------------
 20061737    Pamida Portfolio                              68,754,506                 2
 20061831    Ohio Industrial Portfolio                     30,640,000                 2
 20061415    Sheraton St Louis City Center                 27,000,000                 2
 20061830    Rolling Acres                                 26,500,000                 2
 20061718    Rolfe's MHP                                   25,750,000                 2
 20061710    Great Falls Marketplace                       20,500,000                 2
 20061858    The Falls at Hunters Pointe                   19,700,000                 2
 20061439    Brittany Point Apartments                     18,300,000                 2
 20061763    Ferncroft Corporate Center                    18,000,000                 2
 20061633    Westgate Shopping Center                      17,800,000                 2
 20061701    Ahwatukee Palms Shopping Center               17,200,000                 2
 20061704    Water Tower Hill                              15,500,000                 2
 20061460    Lexington Courts Apartments                   14,810,000                 2
 20061712    Bennington Ridge Apartments                   13,250,000                 2
 20061825    Southfield Park Retail Center                 11,550,000                 2
 20061640    Canyon River Center                           10,581,091                 2
 20061473    Westridge Office Center                       10,000,000                 2
 20061856    BJ's Wholesale Club                           10,000,000                 2
 20061383    Holiday Inn - Morgan City                      9,951,889                 2
 20061659    Riverside Landings                             9,282,371                 2
 20061632    Comfort Suites - Chantilly                     9,276,282                 2
 20061730    Columbia Marketplace                           9,000,000                 2
 20061534    Deer Park Business Center                      8,880,000                 2
 20061749    Timbercrest Village                            8,700,000                 2
 20061355    Franklin Square                                8,700,000                 2
 20061299    Meridian Meadows Apartments                    8,400,000                 2
 20061698    121 Inner Belt Road                            8,325,000                 2
 20061657    Addison Center                                 7,984,836                 2
 20061735    Raymour Distribution Center                    7,892,388                 2
 20061822    Aloha MHC                                      6,893,578                 2
 20061529    Scottsdale Design Center                       6,500,000                 2
 20061312    Willo Arms                                     6,089,609                 2
 20061582    North High Ridge Apartments                    6,000,000                 2
 20061736    Raymour & Flanigan Montgomeryville             5,774,409                 2
 20061433    River Ridge Station                            5,200,000                 2
 20061727    Quail Ridge Estates                            5,150,000                 2
 20061524    1401 Green Road                                4,600,000                 2
 20061503    Pinecrest Village                              4,425,995                 2
 20061849    Saddle Mountain Plaza                          4,250,000                 2
 20061298    Okemos Station Apartments                      4,000,000                 2
 20061673    Holiday Inn Express - Blythe                   3,990,138                 2
 20061782    7937 Pat Booker Road                           3,800,000                 2
 20061769    Comfort Suites Yakima                          3,750,000                 2
 20061699    Comfort Inn & Suites Market Center             3,600,000                 2
 20061697    300 Centreport Parkway                         3,513,833                 2
 20061806    Fairfield Inn-Green Bay                        3,446,820                 2
 20061313    Homestead Village                              3,392,549                 2
 20061776    888 Industrial Drive                           3,280,000                 2
 20061783    Adams Pointe                                   3,196,993                 2
 20061807    Fairfield Inn-Beloit                           3,047,189                 2
 20061329    North Branch Shopping Center                   2,935,170                 2
 20061681    Westover & Belair MHC                          2,800,000                 2
 20061525    Shoppes at Windmill                            2,750,000                 2
 20061583    Savon Drugs - Grand Terrace                    2,500,000                 2
 20061827    Sun Lake Estates                               2,307,932                 2
 20061794    Office Max - Lake Jackson                      2,000,000                 2
 20061628    CVS - Mullica Hill, NJ                         1,850,000                 2
 20061536    Walgreens at Northridge                        1,230,000                 2

                                    EXHIBIT B
                                    ---------

                      SUB-SERVICER'S OFFICER'S CERTIFICATE

            I, ______________________________, hereby certify that I am the duly elected __________________________ of [Sub-Servicer], a corporation organized under the laws of the State of ______________________ (the "Sub-Servicer") and further as follows:

            1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the articles of incorporation of the Sub-Servicer which are in full force and effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since
      ____________________________.

            2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the by-laws of the Sub-Servicer which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since ____________.

            3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Sub-Servicer, issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

            4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Sub-Servicer authorizing the Sub-Servicer to execute and deliver the Sub-Servicing Agreement, dated as of _________, 200__ (the "Sub-Servicing Agreement"), by and between the Sub-Servicer and Wachovia Bank, National Association and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since
      _______________.

            5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Sub-Servicer of or compliance by the Sub-Servicer with the Sub-Servicing Agreement or the consummation of the transactions contemplated by the Sub-Servicing Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Sub-Servicer.

            6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Sub-Servicing Agreement, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Sub-Servicer, the terms of any indenture or other agreement or instrument to which the Sub-Servicer is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulation, writ, injunction or decree of any court, governmental authority or regulatory body to which the Sub-Servicer is subject or by which it is bound.

            7. There is no action, suit, proceeding or investigation pending or to the best of my knowledge threatened against the Sub-Servicer which, in our judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial conditions, properties or assets of the Sub-Servicer or in any material impairment of the right or ability of the Sub-Servicer to carry on its business substantially as now conducted or in any material liability on the part of the Sub-Servicer or which would draw into question the validity of the Sub-Servicing Agreement or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Sub-Servicer to perform under the terms of the Sub-Servicing Agreement.

            8. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Sub-Servicer, signed the Sub-Servicing Agreement and any other document delivered prior hereto or on the date hereof in connection with the Sub-Servicing Agreement, was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Sub-Servicer, who holds the office set forth opposite his or her name on
      Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

            9. The Sub-Servicer is duly authorized to engage in the transactions described and contemplated in the Sub-Servicing Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Sub-Servicer.

Dated:      _______________________
                                         By:____________________________________
                                            Name:
                                            Title:  [Vice] President
                 [Seal]

            I, _______________________, an [Assistant] Secretary of
[Sub-Servicer], hereby certify that ___________________________ is the duly elected, qualified and acting [Vice] President of the Sub-Servicer and that the signature appearing above is [her] [his] genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:_____________________________

                                         By:____________________________________
                                            Name:
                                            Title:  [Assistant] Secretary
                 [Seal]

                                    EXHIBIT 5
                                    ---------

                                       to

                      Sub-Servicer's Officer's Certificate

             Name                        Title                  Signature
--------------------------      ----------------------     ---------------------

--------------------------      ----------------------     ---------------------

--------------------------      ----------------------     ---------------------

--------------------------      ----------------------     ---------------------

--------------------------      ----------------------     ---------------------

--------------------------      ----------------------     ---------------------

--------------------------      ----------------------     ---------------------

--------------------------      ----------------------     ---------------------

--------------------------      ----------------------     ---------------------

--------------------------      ----------------------     ---------------------

--------------------------      ----------------------     ---------------------

                                    EXHIBIT C
                                    ---------

                         POOLING AND SERVICING AGREEMENT

                                    EXHIBIT D
                                    ---------

                                    Reserved

                                    EXHIBIT E
                                    ---------

                        QUARTERLY SERVICING CERTIFICATION

Sub-Servicer:__________________________

            Re: Series ________

Pursuant to the Servicing Agreement(s) between Bank of America, National Association and [Sub-Servicer], we certify with respect to each mortgage loan serviced by us for Bank of America, National Association that, as of the quarter ending ____________________, except as otherwise noted below:

All taxes, assessments and other governmental charges levied against the mortgaged premises, ground rents payable with respect to the mortgaged premises, if any, which would be delinquent if not paid, have been paid.

Based on [Sub-Servicer's] monitoring of the insurance in accordance with the Servicing Standard, all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Servicing Agreement(s).

All necessary action has been taken to continue all UCC Financing Statements in favor of the originator of each mortgage loan or in favor of any assignee prior to the expiration of such UCC Financing Statements.

All reserves are maintained and disbursed in accordance with the loan documents and no obligation for which a reserve is held has not been completed within the time required by the applicable document.

EXCEPTIONS:___________________________________________________________________

_______________________________________  _______________________________________
  Servicing Officer                        Date

                                    EXHIBIT F
                                    ---------

                          FORM OF ACCOUNT CERTIFICATION

Securitization:
               ----------------------------------------------------------------

Sub Master
Servicer:
               ----------------------------------------------------------------


     ________  New Account                      _______  Change of Account
                                                         Information

Indicate purpose of account
 (check all that apply):

     ________  Principal & Interest             _______  Deposit Clearing

     ________  Taxes & Insurance                _______  Disbursement Clearing

     ________  Reserves (non-interest bearing)  _______  Suspense

     ________  Reserves (interest bearing)      _______

Account Number: ________________________________________________________________

Account Name:: _________________________________________________________________

Depository Institution (and Branch):

        Name: __________________________________________________________________

        Street: ________________________________________________________________

        City, State, Zip:_______________________________________________________

        Rating Agency: ________________________  Rating: _______________________

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by: ___________________________________________________________________

Signature: _____________________________________________________________________

Title:  ________________________________________________________________________

Date:  _________________________________________________________________________

Telephone:______________________________________     Fax: ______________________


                                                              EXHIBIT G
                                                              ---------

                                                               FORM OF
                                                          COLLECTION REPORT

                                                            Series _____
                                                        Month of ____________

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    Master     Subservicers Scheduled     Mtg             Net           Scheduled         Schedule        Scheduled        Scheduled
   Services    Loan Due                  Rate           Mtg Rate        Beginning        P&I Amount       Principal        Interest
    Loan #     #            Date                                        Balance                           Payment          Payment
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

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Totals                                                                       0.00             0.00             0.00            0.00
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
(TABLE CONTINUED)
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    Master          Scheduled          Curtailed            Curtailed            Prepayment               Other             Actual
   Services          Service           Prepayment          Prepayment             Interest              Principal         Principal
    Loan #             Fee                                    Date              Excess/Short           Adjustment          Payment
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

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Totals                   0.00                 0.00                                                            0.00             0.00
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
(TABLE CONTINUED)
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    Master          Actual Net         Actual            Late           Assumption         Additional        Payment
   Services          Interest         Service          Charges             Fees               Fees            Loan
    Loan #           Payment            Fees                                                                 Status
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

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Totals                   0.00             0.00             0.00                0.00             0.00
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
(TABLE CONTINUED)
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    Master      Distribution        Scheduled       Actual Loan Bal          Next       Total Reserve Bal    Date of
   Services        Amount             Ending             As of             Payment           As Of           Maturity
    Loan #                           Balance       Distribution Date         Due         Prior Month End
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
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Totals                  0.00             0.00                 0.00                              0.00
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

                                Loan Status

                              A - payment not received but still in grace period

                              B - late payment but less than 1 month delinquent

                              O - Current

                              1 - One month delinquent

                              2 - Two months delinquent

                              3 - Three months delinquent

                              4 - Assumed Schedule Payment

                              5 - Prepaid in Full

                              6 - Specially Serviced

                              7 - in foreclosure

                              9 - REO

                              10 - DPO

                              11 - Modification

Prepared By

Approved By

                                    EXHIBIT H
                                    ---------

                        FORM OF CERTIFICATE OF INSURANCE

Sub-Servicer:__________________________

Re:  Series ________

Pursuant to the Sub-Servicing Agreement(s) between Bank of America, National Association. and [Sub-Servicer], based on [Sub-Servicer's] monitoring of the insurance in accordance with the Servicing Standard, we certify with respect to each Mortgage Loan serviced by us for Bank of America, National Association that all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Servicing Agreement(s).

_______________________________________  _______________________________________
  Servicing Officer                        Date

                                    EXHIBIT I
                                    ---------

                           FORM OF ADDITIONAL REPORTS

                         Quarterly Tax Monitoring Report

Deal: BANC OF AMERICA COMMERCIAL MORTGAGE INC., COMMERCIAL MORTGAGE PASS-THROUGH
      CERTIFICATES, SERIES 2006-5

Sub-Servicer:
Period Ending:

                Bank of
Sub-Servicer    America    Borrower    Property     Property     Parcel      Taxing     Next Tax    Last Date   Last Tax
  Loan No.     Loan No.      Name        Name       Address      Number     Authority   Due Date    Tax Paid   Amount Paid
  --------     --------    --------    --------     --------     ------     ---------   --------    --------   -----------

Certified By:  _____________________

      Title:  _____________________

                         Quarterly UCC Monitoring Report

Deal: BANC OF AMERICA COMMERCIAL MORTGAGE INC., COMMERCIAL MORTGAGE PASS-THROUGH
      CERTIFICATES, SERIES 2006-5

Sub-Servicer:
Period Ending:

                Bank of                                               Original
Sub-Servicer    America      Borrower     Property                     Filing      Original    Continuation   Next Filing
  Loan No.      Loan No.       Name         Name      Jurisdiction     Number    Filing Date   Filing Number      Date
  --------      --------     ---------    ---------   ------------     ------    -----------   -------------  -----------

Certified By:  _____________________
      Title:  _____________________


                      Quarterly Insurance Monitoring Report

Deal: BANC OF AMERICA COMMERCIAL MORTGAGE INC., COMMERCIAL MORTGAGE PASS-THROUGH
      CERTIFICATES, SERIES 2006-5

Sub-Servicer:
Period Ending:



Sub-
Servicer      Bank of                           Policy                                                                 Terrorism
 Loan         America    Borrower    Property   Expiration  Insurance   Type of      Policy    Coverage    Deductible  Coverage
  No.         Loan No.     Name        Name       Date       Carrier    Coverage*    Number     Amount      Amount       (Y/N)
--------     ---------   --------    --------   ----------  ---------   ----------   ------    --------    -----------  ---------


                                                    Meets      Meets
Sub-                                  Loss Payee    Qualified  Mtge
Servicer     Terrorism   Terrorism   Endorsement    Ins.       Doc
 Loan        Coverage    Deductible    Reflects     Ratings    Req
  No.         Amount      Amount     Trust (Y/N)     (Y/N)     (Y/N)
--------     ---------   ----------- ----------     --------   -------




* Type of Coverage column should include each type of insurance coverage on a separate line including hazard, business interruption, boiler and machinery, ordinance and law, liability, umbrella, flood(if applicable), earthquake(if applicable), etc.

                                    EXHIBIT J
                                    ---------

                    MONTHLY SERVICING ACCOUNTS CERTIFICATION

Master Servicer:_______________________

Re:___Series ________

Pursuant to the Servicing Agreement(s) between Bank of America, National Association and the above named Master Servicer, I certify with respect to each transaction serviced by us, as noted above, for Bank of America, National Association that as of ________________ (Determination Date) all collection accounts and servicing accounts have been properly reconciled and the reconciliations have been reviewed and approved by Master Servicer's management, except as otherwise noted below:

EXCEPTIONS:___________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________


_______________________________________  _______________________________________
  Servicing Officer                        Date